EXHIBIT 32.1

The following certification is being made to the Securities and Exchange Commission solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350). This certification is not to deemed a part of the Report, nor is it to deemed to be “filed” for any purpose whatsoever.

In accordance with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 USC 1350), each of the undersigned hereby certifies that:

(i) this Annual Report on Form 10-K for the year ended December 31, 2009, which this statement accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii) the information contained in this Annual Report on Form 10-K for the year ended December 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of athenahealth, Inc.

/s/ JONATHAN BUSH	/s/ TIMOTHY M. ADAMS
Jonathan Bush	Timothy M. Adams
Chief Executive Officer	Chief Financial Officer

Dated as of this 15th day of March, 2010.